UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2022

Commission File Number: 1-40392

DT Midstream, Inc.

Delaware	38-2663964
(State or other jurisdiction of incorporation or organization)	(I.R.S Employer Identification No.)

Registrant’s address of principal executive offices: 500 Woodward Ave., Suite 2900, Detroit, Michigan 48226-1279

Registrant’s telephone number, including area code: (313) 402-8532

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
Common stock, par value $0.01	DTM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On September 29, 2022, DT Midstream, Inc. (“DT Midstream”), which currently has a 26.25% ownership interest in Millennium Pipeline, entered into an agreement with National Grid to acquire National Grid’s 26.25% ownership interest in Millennium Pipeline for approximately $552 million in cash. Completion of the transaction is subject to various closing conditions, including, among others, the expiration or termination of the applicable Hart-Scott-Rodino Act waiting period.

The press release is attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference herein.

DT Midstream will meet with investors on September 30, 2022. A copy of the slide presentation from the meetings is furnished as Exhibit 99.2 to this report and will be available on DT Midstream’s website, www.dtmidstream.com, on September 29, 2022. The information contained on DT Midstream’s website shall not be deemed part of this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing.

Item 9.01	Financial Statements and Exhibits.
Exhibit	Description

99.1	Press Release of DT Midstream, dated September 29, 2022.
99.2	Slide Presentation of DT Midstream, dated September 30, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements:

This Form 8-K contains forward-looking statements that are subject to various assumptions, risks and uncertainties. It should be read in conjunction with the “Cautionary Statement Concerning Forward-Looking Statements” section in DT Midstream’s Form 10-K (which section is incorporated by reference herein), and in conjunction with other SEC reports filed by DT Midstream that discuss important factors that could cause DT Midstream’s actual results to differ materially. DT Midstream expressly disclaims any current intention to update any forward-looking statements contained in this report as a result of new information or future events or developments.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 29, 2022

DT MIDSTREAM, INC. (Registrant)
by
/s/ Jeffrey Jewell
Name: Jeffrey Jewell
Title: Chief Financial Officer